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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 1996

                              GILMAN & CIOCIA, INC.
                 (Name of small business issuer in its charter)

       Delaware                       000-22996                   11-2587324
(State or jurisdiction               Commission                 (I.R.S.Employer
of incorporation or                  file                       Identification
organization)                        number                           No.)


475 Northern Boulevard, Great Neck, NY                               11021
(Address of principal executive offices)                          (Zip Code)

                                 (516) 482-4860
                (Issuer's Telephone Number, Including Area Code)
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ITEM 4.   Changes in Registrant's Certifying Accountant.

      Weinick, Sanders & Co. LLP was dismissed as the principal independent accountants of Gilman & Ciocia, Inc. (the "Company") as of June 25, 1996. Such former principal accountant's report on the financial statements of the Company for either of the prior two years did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. The decision to replace the Company's independent accountant was made by executive officers of the Company without action by the Company's Board of Directors. There was no disagreement with the former accountant, either that was resolved or that remained unresolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. On June 25, 1996, the Company engaged BDO Seidman as its new principal independent accountants.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 2, 1996

                                 GILMAN & CIOCIA, INC.


                                 By: /s/ Ralph V. Esposito
                                     ---------------------
                                     Ralph V. Esposito
                                     Vice President (authorized signatory)
                                     principal financial officer